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                                   SSgA FUNDS

                         SUPPLEMENT DATED JULY 10, 2001

                     SSgA INTERNATIONAL STOCK SELECTION FUND
                       PROSPECTUS DATED DECEMBER 19, 2000
                    (AS SUPPLEMENTED THROUGH APRIL 30, 2001)

Effective immediately, the lead portfolio manager for the SSgA International Stock Selection Fund has changed as indicated below:

SSgA INTERNATIONAL STOCK SELECTION FUND. Mr. Steven Cheshire, CFA, Principal is the lead portfolio manager primarily responsible for investment decisions regarding the SSgA International Stock Selection Fund. He joined State Street Global Advisors in 1997. Mr. Cheshire's current responsibilities are focused on equity research, new stock selection models, enhancements to existing models, and portfolio construction techniques. Prior to joining SSgA in 1997, he was employed at Putnam Investments where he was Vice President in the quantitative equity research and product development group. Before this, he was an Assistant Vice President with Wellington Management Company where he was involved in quantitative research and portfolio management.

Mr. Cheshire has a BS in Finance from Virginia Polytechnic Institute and State University and an MBA from Boston University. There are two other portfolio managers who assist in managing the fund.